EXHIBIT 99.4(a)(a)(x)

                ENDORSEMENT APPLICABLE TO NON-QUALIFIED CONTRACTS

The term "Contract" as used in this Endorsement applies either to a Contract or Certificate.

This Endorsement is part of your Contract, and the same definitions apply to the capitalized terms used herein. The benefit described in this Endorsement is subject to all the terms contained in your Contract, except as modified below. In this Endorsement, "we", "our" and "us" mean AXA Equitable Life Insurance Company and "you" and "your" mean the Owner.

1.       PART I  - DEFINITIONS

The following definition is added:  SECTION 1.15A JOINT ANNUITANT:

"Joint Annuitant" means the individual specified as such in the Data Pages. The Joint Annuitant must be the spouse of the Annuitant on the Contract Date.

The following is added at the end of the definition of OWNER:

If a joint owner ("Joint Owner") is shown in the Data Pages, the Owner and Joint Owner possess an undivided interest in the rights of the entire Contract and must act jointly in exercising any ownership rights. Except for purposes of "Owner Death Distribution Rules" or as otherwise indicated, any reference to "you" and "your" in the Contract will apply to both of the Owner and the Joint Owner.

2. The following is added to PART VI - PAYMENT UPON DEATH before SECTION 6.01
BENEFICIARY:

Where a Contract is owned by a Non-Natural Owner, any applicable Death Benefit will be based on the death of the Annuitant. Where a Joint Annuitant is named under such a Contract, any applicable Death Benefit will be based on the death of the older Joint Annuitant. For purposes of this section, "you" refers to the Annuitant or older Joint Annuitant, if applicable, when describing the effect of death under a Contract owned by a Non-Natural Owner. If the younger Joint Annuitant dies before the older Joint Annuitant, a Death Benefit is not payable and the Contract continues. Where a Joint Annuitant is named under the Contract, upon the death of one of the Joint Annuitants, the Contract continues with the single remaining Annuitant. If the Joint Annuitants are the same age and share the same birth date, the Annuitant will be deemed to be the older Joint Annuitant for this purpose.

Where a Contract is jointly owned, a Death Benefit is payable at the death of the older Joint Owner. For purposes of this section, "you" refers to the older Joint Owner when describing the effect of death under a Contract jointly owned. If the Joint Owners are the


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same age and share the same birth date, the Owner will be deemed to be the older
Joint Owner for this purpose.


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3.       PART VI  - PAYMENT UPON DEATH

The following is added at the end of SECTION 6.01 BENEFICIARY:

Where a Contract is owned by a Non-Natural Owner which is a Living Trust, upon the death of the named Annuitant, a Death Benefit is payable. At the time of the Annuitant's death, if the Annuitant's spouse is the sole beneficiary of the trust, the trustee as Owner of the Contract may request that the spouse be substituted as Annuitant as of the date of the original Annuitant's death. No further change of Annuitant will be permitted. Where a Joint Annuitant is named under such a Contract, any applicable Death Benefit will be based on the death of the older Joint Annuitant. At the time of the older Joint Annuitant's death, a death benefit is payable and the trustee as Owner of the Contract may request that the surviving Annuitant continue the Contract. If the younger Joint Annuitant dies before the older Joint Annuitant, a Death Benefit is not payable and the Contract continues. A Living Trust is a trust that meets the following conditions: (i) it is revocable at any time by the grantor, (ii) the grantor has exclusive control of the trust, (iii) no person other than the grantor has any interest in the trust during the grantor's lifetime, and (iv) the grantor's spouse is the sole beneficiary of the trust.

If a Contract is jointly owned, the surviving Joint Owner will be deemed the Beneficiary, superseding any other Beneficiary designation.

If a Contract has a Non-Natural Owner and Joint Annuitants, the surviving Joint Annuitant will be deemed to be the Beneficiary superseding any other Beneficiary designation.

4.       PAYMENT UPON DEATH

The following is added at the end of SECTION 6.02 PAYMENT UPON DEATH:

If the Owner and Annuitant are different individuals, at the death of the Annuitant, the Owner becomes the new Annuitant and the Contract continues. No Death Benefit is payable until after the Owner's death. If the Contract is jointly owned and the Annuitant is not either of the two Owners, at the death of the Annuitant, the older Owner will become the Annuitant if the Owners do not designate a new Annuitant. Where a Joint Annuitant is named under the Contract, upon the death of one of the Joint Annuitants, the Contract continues with the single remaining Annuitant. Where a Joint Annuitant is named under the Contract and both Annuitants die, then provisions of the first three sentences of this paragraph become operative.


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OWNER DEATH DISTRIBUTION RULES UNDER SECTION 72(S) OF THE CODE

Section 72(s) of the Code requires that where any annuity contract owner dies on or after the annuity starting date and before the entire interest in the annuity contract has been distributed, the remaining portion of the interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death. Section 72(s) of the Code also requires that where any annuity contract owner dies before the annuity starting date, the entire interest in the annuity contract must be distributed within five years after the owner's death as described in Section 72(s)(1)(B) of the Code. For purposes of this Endorsement, this is called the "Five Year Rule". If the beneficiary is an individual, in the alternative, payments must begin within one year after the owner's death as a life annuity or installment option for a period of not longer than the life expectancy of the individual beneficiary as described in Section 72(s)(2) of the Code. For purposes of this Endorsement, this is called the "One Year Rule". However, if the beneficiary is the owner's surviving spouse, no payments of the owner's interest in the annuity contract are required until after the surviving spouse's death. If the owner is non-natural, then the death of the annuitant triggers the required payment. Where a Joint Annuitant is named under a Contract with a Non-Natural Owner, any applicable Death Benefit will be based on the death of the older Joint Annuitant as described in Sections 2 and 3 of this Endorsement.

OWNER DEATH DISTRIBUTION RULES--CONTRACT CONTINUATION

Under any of the following circumstances, if you die before the Maturity Date, the Death Benefit described in Section 6.02, if applicable, will not be paid in a single sum and the Contract will continue as described in subsections (1) through (5) below, whichever is applicable.

         (1)      Single Owner Contract with a Non-Spousal Beneficiary(ies)

         Upon the death of the Owner, a Death Benefit is payable. If the Death Benefit is not paid in the form of an Annuity Benefit and the Beneficiary continues the Contract under the terms of this Section, the continuation must meet with the One Year Rule or the Five Year Rule discussed above.

         In order to continue the Contract under the One Year Rule, the Beneficiary must elect the "NQ Beneficiary Continuation Option" discussed below. In order to continue the Contract under the Five Year Rule, the Beneficiary may affirmatively elect the NQ Beneficiary Continuation Option or elect to keep the Contract in-force until the fifth anniversary of your death as described in the next paragraph. If the Beneficiary does not affirmatively elect the NQ Beneficiary Continuation Option, the Five Year Rule will apply, that is, all amounts under the Contract must be distributed to the Beneficiary no later than the fifth anniversary after your death, subject to our receipt of the Beneficiary Requirements.


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         If the Beneficiary elects to continue the Contract under the Five Year
         Rule, without electing the NQ Beneficiary Continuation Option, the Annuity Account Value of the Contract will be reset, as of the Payment Transaction Date, to equal the greater of (i) the Annuity Account Value or (ii) the Guaranteed Minimum Death Benefit. Any additional amount of Annuity Account Value will be allocated in accordance with the current allocation instructions on file. After the Annuity Account Value reset, Withdrawal Charges will no longer apply to the new Annuity Account Value. No additional Contributions may be made to the Contract.

         Any optional Guaranteed Minimum Death Benefit is terminated along with any applicable charges.

         [The effect of death on any optional rider for a Single Contract with a Non- Spousal Beneficiary is shown in "Effect of Death on any Applicable Optional Rider", Attachment A, to this Endorsement.]

         We will pay all amounts under the Contract no later than the fifth anniversary after your death.

         (2)      Single Owner Contract - Spousal Continuation

         When the Owner dies, a Death Benefit is payable. If you are married at the time of your death and the only person named as your primary Beneficiary under Section 6.01 is your surviving spouse and your surviving spouse elects Spousal Continuation under your Contract, then no Death Benefit would be distributed under the Contract until after your surviving spouse's death. To elect Spousal Continuation your surviving spouse must be Age [85] or younger at the date of your death. Such election shall be made no later than the Payment Transaction Date.

         Upon your surviving spouse's election of Spousal Continuation, the Annuity Account Value of the Contract will be reset, as of the Payment Transaction Date to equal the greater of (i) the Annuity Account Value or (ii) the Guaranteed Minimum Death Benefit. Any additional amount of Annuity Account Value will be allocated in accordance with the current allocation instructions on file. After the Annuity Account Value reset, Withdrawal Charges will no longer apply to the new Annuity Account Value. Withdrawal Charges will apply to new Contributions made by the surviving spouse to the Contract.

         If you were also the Annuitant or Joint Annuitant, if applicable, named under the Contract, under Spousal Continuation, your surviving spouse becomes the Owner and single Annuitant. If you were not the Annuitant or Joint Annuitant, if


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         applicable,  under the  Contract,  the  individuals  named as such will continue in such capacity under the Contract and your surviving spouse becomes the Annuitant at the death of the originally named Annuitant under a Contract where a single Annuitant is named. Under a Contract where Joint Annuitants are named, your surviving spouse becomes the Annuitant upon the death of both the Annuitant and Joint Annuitant.

         [The effect of death on any optional rider for a single owner Contract with Spousal Continuation is shown under "Effect of Death on any Applicable Optional Rider" in Attachment A of this Endorsement.]

         (3)      Joint Owner Contract - Spousal Continuation

         Upon the death of the first of the Joint Owners who are spouses, the following Death Benefit and Spousal Continuation terms apply. Under Contracts owned by a Non-Natural Owner, upon the death of the first of the Joint Annuitants, reference below to "Joint Owner" is replaced with reference to "Joint Annuitant" and reference to "Owner" is replaced with "Annuitant." Furthermore, the third paragraph of subsection (A) and the second paragraph of subsection (B) do not apply.

         (A) If the first Joint Owner to die is also the older Joint Owner, then a Death Benefit is payable and the surviving spouse may elect to become the sole Owner under the Contract. Such election shall be made no later than the Payment Transaction Date.

                  Upon the younger surviving spouse's election of Spousal Continuation, no Death Benefit is distributed under the Contract. The Annuity Account Value of the Contract will be reset, as of the Payment Transaction Date, to equal the greater of (i) the Annuity Account Value or (ii) the Guaranteed Minimum Death Benefit. Any additional amount of Annuity Account Value will be allocated in accordance with the current allocation instructions on file. After the Annuity Account Value reset, Withdrawal Charges will no longer apply to the new Annuity Account Value. Withdrawal Charges will apply to new Contributions made by the surviving spouse to the Contract. If the Annuity Account Value is greater than the Guaranteed Minimum Death Benefit, we do not reset the Guaranteed Minimum Death Benefit for the surviving spouse.

                  If the deceased spouse was also the Annuitant, or Joint Annuitant, if applicable, named under the Contract, under Spousal Continuation, the younger surviving spouse becomes the Owner and single Annuitant. If neither Owner is the Annuitant, or Joint Annuitant, if applicable, then the individuals named as such will continue in such capacity and the surviving spouse becomes the Annuitant at the death of the originally named Annuitant under a Contract where a single Annuitant is named. Under a


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                  Contract  where Joint  Annuitants  are named,  your  surviving spouse becomes the Annuitant upon the death of both the Annuitant and Joint Annuitant.

                  [The effect of death on any optional rider for a Joint Owner Contract with Spousal Continuation is shown under "Effect of Death on any Applicable Optional Rider" in Attachment A of this Endorsement.]

         (B) If the first Joint Owner to die is the younger Joint Owner, the surviving spouse continues the Contract as the sole Owner and no Death Benefit is payable.

                  If the deceased spouse was also the sole Annuitant, or the surviving spouse was a Joint Annuitant, if applicable, named under the Contract, under Spousal Continuation, the surviving spouse becomes the Owner and sole Annuitant. If neither Owner is the Annuitant, then the Annuitant will continue in such capacity and the surviving spouse becomes the sole Annuitant at the death of the originally named single Annuitant. Under a Contract where Joint Annuitants are named, the surviving spouse becomes the sole Annuitant upon the death of both the Annuitant and Joint Annuitant.

                  Withdrawal Charges continue to apply to all Contributions made either prior to or subsequent to the death of the younger Joint Owner.

         (4)      Joint Owner Contract - Non-Spousal Contract Continuation

         Upon the death of the first of the Joint Owners who are not spouses at the time of the first death, the following Death Benefit Contract Continuation terms apply.

         (A) If the first Joint Owner to die is also the older Joint Owner, then a Death Benefit is payable and the surviving Owner may elect to become the sole Owner under the Contract and elect either the One or Five Year Rule described in this item 4 of this Endorsement or the NQ Beneficiary Continuation Option described below. Such election shall be made no later than the Payment Transaction Date.

                  The same rules apply as described above in subsection (1) "Single Owner Contract with a Non-Spousal Beneficiary(ies)."

                  If the first Joint Owner to die is the younger Joint Owner, then no Death Benefit is payable. If the Cash Value is not paid in the form of an Annuity Benefit and the surviving Owner continues the Contract under the terms of this Section, the continuation must meet with the One Year Rule or the Five Year Rule discussed above.


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                  In order to continue the Contract under the One Year Rule, the surviving Owner must elect the "NQ Beneficiary Continuation Option" discussed below. In order to continue the Contract under the Five Year Rule, the Beneficiary may affirmatively elect the NQ Beneficiary Continuation Option or elect to keep the Contract in-force until the fifth anniversary of the younger Owner's death as described in the next paragraph. If the surviving Owner does not affirmatively elect the NQ Beneficiary Continuation Option, the Five Year Rule will apply, that is, all amounts under the Contract must be distributed no later than the fifth anniversary after the younger Owner's death, subject to our receipt of the Beneficiary Requirements.

                  If the surviving Owner elects to continue the Contract under the Five Year Rule, without electing the NQ Beneficiary Continuation Option, there is no Annuity Account Value Reset. Withdrawal Charges continue to apply. No additional Contributions are permitted under the Contract. Any optional Guaranteed Minimum Death Benefit elected, along with any applicable charges, remains in effect. The Guaranteed Minimum Death Benefit becomes payable if the older Joint Owner dies within the period defined in the Five Year Rule.

                  [The effect of death on any optional rider for a Joint Owner Contract with Contract Continuation is shown in "Effect of Death on any Applicable Optional Rider", Attachment A, to this Endorsement.]

         (5) If a named Beneficiary who is an individual elects to become a "Continuation Beneficiary", the terms of the "NQ Beneficiary Continuation Option", where the Owner, Joint Owner, Annuitant, or Joint Annuitant, whichever is applicable based on ownership, as shown in the Data Pages, dies before the Maturity Date, are as follows:

                  "NQ BENEFICIARY CONTINUATION OPTION"

                  (i) A Beneficiary who is a non-natural entity is not eligible to elect to continue coverage under the Contract as a "Continuation Beneficiary" under the NQ Beneficiary Continuation Option.

                  (ii) The Continuation Beneficiary will automatically become the successor Owner with respect to that individual's portion of the interest in the Contract.

                  (iii) We must receive an eligible individual's election to continue coverage under the Contract as a "Continuation Beneficiary" under the NQ Beneficiary Continuation Option at our Processing Office within [nine (9) months] after your death and before the individual's share of the Death Benefit or interest in the Contract,


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                           as  applicable,  is paid out in any manner
                           inconsistent with that individual's election to continue the Contract under the NQ Beneficiary Continuation Option.

                  (iv) If a Death Benefit is payable and the Annuity Account Value is less than the Guaranteed Minimum Death Benefit on the Payment Transaction Date, we will reset such Annuity Account Value to equal such Guaranteed Minimum Death Benefit (plus the amount attributable to any optional enhanced Death Benefit rider), and the Continuation Beneficiary's share of the interest in the Contract will be determined after any such reset.

                  (v) The Continuation Beneficiary cannot make any additional Contributions to the Contract.

                  (vi) The Continuation Beneficiary may transfer amounts among the Variable Investment Options with respect to the Continuation Beneficiary's share of the interest in the Contract.

                  (vii) The Continuation Beneficiary may not assign his/her share of the interest in the Contract.

                  (viii) Distributions to the Continuation Beneficiary will be made in accordance with the Continuation Beneficiary's election.

                           If the Continuation Beneficiary elects to take distribution of his/her share of the interest in the Contract in accordance with the One Year Rule as described in item 4 of this Endorsement, payments will be made at least annually from his/her share of the interest in the Contract over a period not extending beyond the life expectancy of the Continuation Beneficiary. The first such payment must be no later than one (1) year after the date of your death.

                           The Continuation Beneficiary may alternatively elect to take distribution of his/her share of the interest in the Contract in accordance with the Five Year Rule described in item 4 of this Endorsement.

                  (ix) Withdrawal Rights. Withdrawals from his/her share of the interest in the Contract made by a Continuation Beneficiary under the NQ Beneficiary Continuation Option are not subject to a Withdrawal Charge, if a Death Benefit is payable.

                           If the Continuation Beneficiary has elected to take distribution of his/her share of the interest in the Contract in accordance with the


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                           Five Year Rule, the  Continuation  Beneficiary  may
                           withdraw any portion of his/her share of the interest in the Contract at any time, with any amount of his/her share of the interest in the Contract remaining to be paid fully on the fifth anniversary of your death.

                           If the Continuation Beneficiary has elected to take distribution of his/her share of the interest in the Contract in accordance with the One Year Rule, the Continuation Beneficiary must choose between two withdrawal options at the time the Continuation Beneficiary makes the NQ Beneficiary Continuation Option election.

                           Under "Withdrawal Option 1", the Continuation Beneficiary may withdraw the entire remaining amount of his/her share of the interest in the Contract at any time, with payments to the Continuation Beneficiary ceasing.

                           Under "Withdrawal Option 2," the Continuation Beneficiary may withdraw any portion of his/her share of the interest in the Contract at any time. Payments will continue to be made to the Continuation Beneficiary as described in accordance with the One Year Rule, from his/her share of the interest in the Contract, as reduced by the withdrawal.

                  (x) Death of the Continuation Beneficiary. Upon the Continuation Beneficiary's death, we will make a single sum payment of any of his/her remaining share of the interest in the Contract to the person designated by the deceased Continuation Beneficiary to receive any such payment, unless the person designated by the deceased Continuation Beneficiary is eligible to, and elects to, continue the payment method originally elected by the Continuation Beneficiary over any remaining life expectancy period of the Continuation Beneficiary.


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5. The following added to SECTION 6.03 MANNER OF PAYMENT:

A Beneficiary may elect to apply a Death Benefit to an Annuity Benefit as described in Part VII of the Contract. Any Death Benefit applied as an Annuity Benefit in Part VII will be paid out over the life of the Beneficiary or for a period not exceeding the Beneficiary's life expectancy (such payments must begin in accordance with the "One Year Rule" described above, and any Death Benefit that is not applied as an Annuity Benefit in Part VII will be paid out in accordance with the "Five Year Rule" described above.

6. The following replaces SECTION 9.05 ASSIGNMENTS, NONTRANSFERABILITY, NONFORFEITABILITY

This Contract may be assigned as collateral or security for a loan [during the first Contract Year only]. We will not be bound by an assignment unless we have received it in writing at our Processing Office and agree to it. Your rights and those of any other person referred to in this Contract will be subject to the assignment. We assume no responsibility for the validity of an assignment or for any rights or obligations between you and the Assignee.

An absolute assignment will be considered a change of ownership to the assignee. NEW YORK, AXA EQUITABLE LIFE INSURANCE COMPANY, A STOCK LIFE INSURANCE COMPANY.

/s/ Signature                               /s/ Signature
------------------------------------        ------------------------------------
Chairman and Chief Executive Officer        Senior Vice President, Secretary and
                                            Associate General Counsel


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                                 ATTACHMENT A

EFFECT OF DEATH ON ANY APPLICABLE OPTIONAL RIDER (SEE ITEM 4 OF THIS
ENDORSEMENT)

[THE FOLLOWING TEXT WILL APPEAR ONLY FOR SINGLE OWNER CONTRACTS WHEN THE APPLICABLE OPTIONAL RIDER HAS BEEN ELECTED.]

Single Owner Contract with non-spousal Beneficiary(ies):

         [APPLICABLE ONLY IF THE OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT IS ELECTED]

         [EFFECT OF DEATH ON THE GUARANTEED MINIMUM INCOME BENEFIT ("GMIB")
         RIDER

         Upon the death of the Owner, if the Contract is continued under the Five Year Rule described in Item 4, GMIB and any applicable charge end.]

         [APPLICABLE ONLY IF THE OPTIONAL EARNINGS ENHANCEMENT BENEFIT DEATH BENEFIT RIDER IS ELECTED]

         [EFFECT OF DEATH ON THE EARNINGS ENHANCEMENT BENEFIT DEATH BENEFIT
         RIDER

         Upon the death of the Owner, if the Contract is continued under the Five Year Rule described in Item 4, the Earnings Enhancement Benefit amount is added to the Annuity Account Value. Thereafter, the benefit and any applicable charge end.]

         [APPLICABLE ONLY IF THE OPTIONAL PRINCIPAL GUARANTEE BENEFIT ("PGB") IS ELECTED]
         [EFFECT OF DEATH ON PRINCIPAL GUARANTEE BENEFIT ("PGB")

         Upon the death of the Owner, if the Contract is continued under the Five Year Rule described in Item 4, the Principal Guarantee Benefit will automatically terminate if the Benefit Maturity Date is later than the period described in the Five Year Rule in Item 4 of this Endorsement. If the Benefit Maturity Date is within the period described in the Five Year Rule, the benefit and the charge will continue until the Benefit Maturity Date.]


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[THE FOLLOWING TEXT WILL APPEAR ONLY FOR SINGLE OWNER CONTRACTS WHEN THE
APPLICABLE OPTIONAL RIDER HAS BEEN ELECTED.]

Single Owner Contract if Spousal Continuation is elected:

         [APPLICABLE IF AN OPTIONAL GUARANTEED MINIMUM DEATH BENEFIT RIDER IS ELECTED]

         [EFFECT OF DEATH ON THE GUARANTEED MINIMUM DEATH BENEFIT ("GMDB") RIDER

         If the surviving spouse is age [75/80] or younger on the date of death of the original Owner, and the Owner was age [84] or younger at death, a GMDB that by its terms accumulates to Owner age [85] will instead accumulate to age [85] of the surviving spouse.

         If the surviving spouse is age [75/80] or younger on the date of death of original Owner and the Owner was [85] or older at death, we will reinstate the GMDB you elected. The GMDB will continue to grow according to its terms until the Contract Date Anniversary following the date the surviving spouse reaches age [85].

         If the surviving spouse is age [76/81] or over on the date of the Owner's death, the optional GMDB elected by the original Owner and its charge will be discontinued.

         If the optional GMDB continues, the GMDB/Guaranteed Minimum Income Benefit roll up benefit base reset, if applicable, will be based on the surviving spouse's age. The next available reset will be based on the contract issue date or last reset, as applicable.]

         [APPLICABLE ONLY IF THE OPTIONAL EARNINGS ENHANCEMENT BENEFIT DEATH BENEFIT RIDER IS ELECTED]

         [EFFECT OF DEATH ON THE EARNINGS ENHANCEMENT BENEFIT DEATH BENEFIT
         RIDER

         The Earnings Enhancement Benefit Death Benefit Increment accrued as of the date we receive due proof of the original Owner's death will be added to the Annuity Account Value (in addition to any amount of accrued GMDB that is added). If the surviving spouse is age [76] or older on the date of the Owner's death, the benefit does not remain in effect and the Earnings Enhancement Benefit Death Benefit charge no longer applies. If the Death Benefit is payable under the Contract, the Earnings Enhancement Benefit Death Benefit will also be paid in accordance with its terms. If the surviving spouse elects to continue the Contract and become the sole Owner and is age [75] or younger on the date of the original Owner's death, then the Earnings Enhancement Benefit Death Benefit rider will remain in effect in accordance with its terms and the following:

         The surviving spouse's age at the Owner's date of death will determine the Earnings Enhancement Benefit Death Benefit Increment applicable upon the surviving spouse's death. The Earnings Enhancement Benefit Death Benefit Increment is then frozen on the Contract Date Anniversary following the surviving spouse's [80]th birthday.

         If the Earnings Enhancement Benefit Death Benefit Increment had been frozen because the Owner had attained age [80], we will restore the benefit if the surviving spouse is age [75] or younger as of the date of the Owner's death.


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         The total amount of the new Annuity Account Value, including any amounts added because of the GMDB and the Earnings Enhancement Benefit Death Benefit Increment will be the new Earnings Enhancement Benefit Contributions under the Earnings Enhancement Benefit Death Benefit Rider for purposes of the Earnings Enhancement Benefit Death Benefit Increment payable upon the surviving spouse's death.]

         [APPLICABLE ONLY IF THE OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT IS ELECTED]

         [EFFECT OF DEATH ON THE GUARANTEED MINIMUM INCOME BENEFIT ("GMIB")
         RIDER

         The GMIB features on the Contract Date are based on the original Owner's age. If the Owner dies and the surviving spouse elects to become sole Owner in accordance with the provisions of this benefit, and is age [84] or younger at the time the Owner died, the GMIB crediting continues until the Contract Date Anniversary following the surviving spouse's [85]th birthday unless the benefit cannot be continued as described below. If the rider had terminated and GMIB crediting had stopped due to the Owner having attained age [85], we do not reinstate GMIB crediting for the surviving spouse and the GMIB charge no longer applies.

         The age and Contract Date Anniversary limitations applicable to exercise of GMIB are based on (i) the surviving spouse's age at the Owner's date of death and (ii) the original Contract Date. If the Owner dies and the surviving spouse is age [85] or older or will be over age [85] before the first GMIB exercise date, the benefit does not remain in effect and the charge no longer applies.]

         [APPLICABLE ONLY IF THE OPTIONAL PRINCIPAL GUARANTEE BENEFIT ("PGB") IS ELECTED]
         [EFFECT OF DEATH ON PRINCIPAL GUARANTEE BENEFIT ("PGB")

         Upon the death of the Owner, the Principal Guarantee Benefit continues and is based on the same Benefit Maturity Date and Guaranteed Minimum Value.]


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




[THE FOLLOWING TEXT WILL APPEAR ONLY FOR JOINT OWNER CONTRACTS WHEN THE APPLICABLE OPTIONAL RIDER HAS BEEN ELECTED.]

Joint Owner Contract if Spousal Continuation is elected:

         [APPLICABLE IF AN OPTIONAL GUARANTEED MINIMUM DEATH BENEFIT RIDER IS ELECTED]

         [EFFECT OF DEATH ON THE GUARANTEED MINIMUM DEATH BENEFIT ("GMDB") RIDER

         If the surviving spouse is age [75/80] or younger on the date of death of the older Joint Owner, and the older Joint Owner was age [84] or younger at death, a GMDB that by its terms accumulates to the older Joint Owner's age [85] will instead accumulate to age [85] of the surviving spouse.

         If the surviving spouse is age [75/80] or younger on the date of death of the older Joint Owner and the older Joint Owner was [85] or older at death, we will reinstate the GMDB elected. The GMDB will continue to grow according to its terms until the Contract Date Anniversary following the date the surviving spouse reaches age [85].

         If the surviving spouse is age [76/81] or over on the date of the older Joint Owner's death, the optional GMDB and its charge will be discontinued.

         If the optional GMDB continues, the GMDB/Guaranteed Minimum Income Benefit roll up benefit base reset, if applicable, will be based on the surviving spouse's age. The next available reset will be based on the contract issue date or last reset, as applicable.]

         [APPLICABLE ONLY IF THE OPTIONAL EARNINGS ENHANCEMENT BENEFIT DEATH BENEFIT RIDER IS ELECTED]

         [EFFECT OF DEATH ON THE EARNINGS ENHANCEMENT BENEFIT DEATH BENEFIT
         RIDER

         The Earnings Enhancement Benefit Death Benefit Increment accrued as of the date we receive due proof of the older Joint Owner's death will be added to the Annuity Account Value (in addition to any amount of accrued GMDB that is added). If the surviving Joint Owner is age [76] or older on the date of the older Joint Owner's death, the benefit does not remain in effect and the Earnings Enhancement Benefit Death Benefit charge no longer applies. If the Death Benefit is payable under the Contract, the Earnings Enhancement Benefit Death Benefit will also be paid in accordance with its terms. If the surviving spouse elects to continue the Contract and become the sole Owner and is age [75] or younger on the date of the older Joint Owner's death, then the Earnings Enhancement Benefit Death Benefit rider will remain in effect in accordance with its terms and the following:

         The surviving spouse's age at the older Joint Owner's date of death will determine the Earnings Enhancement Benefit Death Benefit Increment applicable upon the surviving spouse's death. The Earnings Enhancement Benefit Death Benefit Increment is then frozen on the Contract Date Anniversary following the surviving spouse's [80]th birthday.


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                                       15

         If the Earnings Enhancement Benefit Death Benefit Increment had been frozen because the older Joint Owner had attained age [80], we will restore the benefit if the surviving spouse is age [75] or younger as of the date of the older Joint Owner's death.

         The total amount of the new Annuity Account Value, including any amounts added because of the GMDB and the Earnings Enhancement Benefit Death Benefit Increment will be the new Earnings Enhancement Benefit Contributions under the Earnings Enhancement Benefit Death Benefit Rider for purposes of the Earnings Enhancement Benefit Death Benefit Increment payable upon the surviving spouse's death.]

         [APPLICABLE ONLY IF THE OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT IS ELECTED]

         [EFFECT OF DEATH ON THE GUARANTEED MINIMUM INCOME BENEFIT ("GMIB")
         Rider

         If the older Joint Owner dies and the surviving Joint Owner elects to become sole Owner in accordance with the provisions of this benefit, and is age [84] or younger at the time the older Joint Owner died, the GMIB crediting continues until the Contract Date Anniversary following the surviving spouse's [85]th birthday unless the benefit cannot be continued as described below. If the rider had terminated and GMIB crediting had stopped due to the older Joint Owner having attained age [85], we do not reinstate GMIB crediting for the surviving spouse and the GMIB charge no longer applies.

         The age and Contract Date Anniversary limitations applicable to exercise of GMIB are based on (i) the surviving spouse's age at the older Joint Owner's date of death and (ii) the original Contract Date. If the older Joint Owner dies and the surviving spouse is age [85] or older or will be over age [85] before the first GMIB exercise date, the benefit does not remain in effect and the charge no longer applies.]

         [APPLICABLE ONLY IF THE OPTIONAL PRINCIPAL GUARANTEE BENEFIT ("PGB") IS ELECTED]
         [EFFECT OF DEATH ON PRINCIPAL GUARANTEE BENEFIT ("PGB")

         Upon the death of the first Joint Owner to die, Principal Guarantee Benefit continues and is based on the same Benefit Maturity Date and Guaranteed Minimum Value.]


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                                       16

[THE FOLLOWING TEXT WILL APPEAR ONLY FOR JOINT OWNER CONTRACTS WHEN THE APPLICABLE OPTIONAL RIDER HAS BEEN ELECTED.]

Non-spousal Joint Owner Contracts:

         [APPLICABLE ONLY IF THE OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT IS ELECTED]

         [EFFECT OF DEATH ON THE GUARANTEED MINIMUM INCOME BENEFIT ("GMIB")
         RIDER

         Upon the death of the older Joint Owner, if the Contract is continued under the Five Year Rule described in Item 4, GMIB and any applicable charge end.

         Upon the death of the younger Joint Owner, if the Contract is continued under the Five Year Rule, if the earliest GMIB Exercise Date, described in the GMIB Rider, is after the end of the period described in the Five Year Rule, the GMIB and any applicable charge end.]

         [APPLICABLE ONLY IF THE OPTIONAL EARNINGS ENHANCEMENT BENEFIT DEATH BENEFIT RIDER IS ELECTED]

         [EFFECT OF DEATH ON THE EARNINGS ENHANCEMENT BENEFIT DEATH BENEFIT
         RIDER

         Upon the death of the older Joint Owner, if the Contract is continued under the Five Year Rule described in Item 4, the Earnings Enhancement Benefit amount is added to the Annuity Account Value. Thereafter, the benefit and any applicable charge end.

         Upon the death of the younger Joint Owner, if the Contract is continued under the Five Year Rule, the Earnings Enhancement Benefit remains in effect with and any applicable charge. The Earnings Enhancement Benefit becomes payable to the Beneficiary if the older Joint Owner dies during the period described in the Five Year Rule in Item 4 of this Endorsement.]

         [APPLICABLE ONLY IF THE OPTIONAL PRINCIPAL GUARANTEE BENEFIT ("PGB") IS ELECTED]
         [EFFECT OF DEATH ON PRINCIPAL GUARANTEE BENEFIT ("PGB")

         Upon the death of the first Joint Owner, if the Contract is continued under the Five Year Rule described in Item 4, the Principal Guarantee Benefit will automatically terminate if the Benefit Maturity Date is later than the period described in the Five Year Rule in Item 4 of this Endorsement. If the Benefit Maturity Date is within the period described in the Five Year Rule, the benefit and the charge will continue until the Benefit Maturity Date.]



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                                       17